Exhibit (16)






                               POWER OF ATTORNEY

     I, the undersigned Trustee of the investment companies listed on Annex A (each, a "Trust"), hereby constitute and appoint John F. Cogan, Jr., Dorothy E. Bourassa, Daniel K. Kingsbury and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) each Registration Statement on Form N-14, and any and all amendments thereto, filed by a Trust listed on Annex A with respect to the proposed reorganizations listed on Annex A, and (ii) any and all other documents and papers relating to such reorganizations, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statements and amendments to said Registration Statements.

     IN WITNESS WHEREOF, I have hereunder set my hand on this 11th day of June, 2008.



/s/ David R. Bock               /s/ Daniel K. Kingsbury
--------------------------      ------------------------
David R. Bock                   Daniel K. Kingsbury

/s/ Mary K. Bush                /s/ Thomas J. Perna
--------------------------      ------------------------
Mary K. Bush                    Thomas J. Perna

/s/ John F. Cogan, Jr.          /s/ Marguerite A. Piret
--------------------------      ------------------------
John F. Cogan, Jr.              Marguerite A. Piret

/s/ Benjamin M. Friedman        /s/ John Winthrop
--------------------------      ------------------------
Benjamin M. Friedman            John Winthrop

/s/ Margaret B.W. Graham        /s/ Stephen K. West
--------------------------      ------------------------
Margaret B.W. Graham            Stephen K. West

                               POWER OF ATTORNEY
                                    ANNEX A


Trusts filing Form N-14s in connection with Proposed Reorganizations:

  Pioneer Bond Fund
  Pioneer Fund
  Pioneer Mid Cap Value Fund
  Pioneer Money Market Trust
  Pioneer Series Trust I
  Pioneer Series Trust III
  Pioneer Series Trust IV
  Pioneer Short Term Income Fund


Proposed Reorganizations:



Trust                              Acquiring Fund                     Acquired Fund
Pioneer Bond Fund                  Pioneer Bond Fund                  Regions Morgan Keegan Select
                                                                      Fixed Income Fund

Pioneer Fund                       Pioneer Fund                       Regions Morgan Keegan Select
                                                                      Core Equity Fund

Pioneer Mid Cap Value Fund         Pioneer Mid Cap Value Fund         Regions Morgan Keegan Select
                                                                      Mid Cap Value Fund

Pioneer Money Market Trust         Pioneer Cash Reserves Fund         Regions Morgan Keegan Select
                                                                      Money Market Fund

Pioneer Series Trust I             Pioneer Mid Cap Growth Fund II     Regions Morgan Keegan Select
                                                                      Mid Cap Growth Fund

Pioneer Series Trust I             Pioneer Growth Fund                Regions Morgan Keegan Select
                                                                      Growth Fund

Pioneer Series Trust I             Pioneer Intermediate Tax Free      Regions Morgan Keegan Select
                                   Income Fund                        Intermediate Tax Exempt Bond
                                                                      Fund

Pioneer Series Trust III           Pioneer Cullen Value Fund          Regions Morgan Keegan Select
                                                                      Value Fund

Pioneer Series Trust IV            Pioneer Classic Balanced Fund      Regions Morgan Keegan Select
                                                                      Balanced Fund

Pioneer Series Trust IV            Pioneer Treasury Reserves Fund     Regions Morgan Keegan Select
                                                                      Treasury Money Market Fund

Pioneer Short Term Income Fund     Pioneer Short Term Income Fund     Regions Morgan Keegan Select
                                                                      Limited Maturity Fixed Income Fund